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                                                                   EXHIBIT 10.47

                       VALLEY NATIONAL GASES INCORPORATED

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                      UNDER
                       1997 STOCK OPTION PLAN, AS AMENDED

      This Non-Qualified Stock Option Agreement, effective as of
____________________ (the "Agreement"), under the Valley National Gases Incorporated (the "Company") 1997 Stock Option Plan, as amended (the "Plan") is entered into by and between the Company and ______________________________ (hereinafter referred to as "Optionee").

      WHEREAS, the Board of Directors of the Company has adopted and approved the Plan pursuant to which options for shares of the Common Stock, $.001 par value per share, of the Company (the "Common Stock") may be granted to key employees, officers and directors of the Company and its subsidiaries; and

      WHEREAS, Optionee is now a director of the Company; and

      WHEREAS, the Company desires to grant to Optionee the option to purchase certain shares of its Common Stock under the terms of the Plan, which option will not qualify as an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended.

      NOW, THEREFORE, in consideration of the mutual agreements set forth below and referenced herein, the parties agree as follows:

            1. Grant Subject to Plan. This option is granted under and is expressly subject to, all the terms and provisions of the Plan, which terms are incorporated herein by reference. The Committee referred to in Paragraph 4 of the Plan ("Committee") has been appointed by the Board of Directors of the Company, and designated by it, as the Committee to make grants of options.

            2. Grant and Terms of Option. Pursuant to action of the Committee, which action was taken on February 2,2004, the Company grants to Optionee, effective as of the date hereof ("Date of Grant"), the option to purchase all or any part of ____________ shares of Common Stock, for a period of ten years from the Date of Grant, at the purchase price of $________ per share; provided, however, that the right to exercise such option shall be, and is hereby, restricted so that no shares may be purchased until the end of the third year from the Date of Grant, so that upon the expiration of the third year from the Date of Grant and thereafter during the term hereof, Optionee will have become entitled to purchase the entire number of shares to which this option relates. Notwithstanding the foregoing, in the event of a Change of Control (as hereinafter defined) Optionee may purchase 100% of the total number of shares to which this option relates so long as such Change of Control occurs at least six months after the Date of Grant. In no event may this option or any part thereof be exercised after the expiration of ten years from the Date of Grant. The purchase price of the shares subject to the option may be paid for (i) in cash,
(ii) in the discretion of the Committee, by tender of shares of Common Stock already owned by Optionee, or (iii) in the discretion of the Committee, by a combination of methods of payment specified in clauses (i) and (ii), all in accordance with Paragraphs 6 and 8 of the Plan. No shares of Common Stock may be tendered in exercise of this option if such shares were acquired by Optionee through the exercise of an Incentive Stock Option, unless (i) such shares have been held by Optionee for at least one year, and (ii) at least two years have elapsed since such Incentive Stock Option was granted.

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      For the purposes of this Agreement, a Change of Control means:

                  a. The purchase or other acquisition (other than from the Company) by any person, entity or group of persons, within the meaning of
      Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (excluding, for this purpose, the Company or its subsidiaries, or any employee benefit plan of the Company or its subsidiaries, or Gary E. West or any entities controlled by him), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either the then-outstanding shares of common stock of the Company or the combined voting power of the Company's then-outstanding voting securities entitled to vote generally in the election of directors; or

                   b. Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the "Board" and, as of the date hereof, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person who becomes a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this section, considered as though such person were a member of the Incumbent Board; or

                  c. Approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of, respectively, the common stock and the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated corporation's then outstanding voting securities, or of a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company.

            3. Anti-Dilution Provisions. In the event that, during the term of this Agreement, there is any change in the number of shares of outstanding Common Stock of the Company by reason of stock dividends, recapitalizations, mergers, consolidations, split-ups, combinations or exchanges of shares and the like, the number of shares covered by this option agreement and the price thereof shall be adjusted, to the same proportionate number of shares and price as in this original agreement.

            4. Investment Purpose. Optionee represents that, in the event of the exercise by him of the option hereby granted, or any part thereof, he intends to purchase the shares acquired on such exercise for investment and not with a view to resale or other distribution; except that the Company, at its election, may waive or release this condition in the event the shares acquired on exercise of the option are registered under the Securities Act of 1933, or upon the happening of any other contingency which the Company shall determine warrants the waiver or release of this condition. Optionee agrees that the certificates evidencing the shares acquired by him on exercise of all or any part of this option, may bear a restrictive legend, if appropriate, indicating that the shares have not been registered under said Act and are subject to restrictions on the transfer thereof, which legend may be in the following form (or such other form as the Company shall determine to be proper), to-wit:

      "The shares represented by this certificate have not been registered under the Securities Act of 1933, but have been issued or transferred to the registered owner pursuant to the exemption afforded by Section 4(2) of said Act. No transfer or assignment of these shares by the registered owner shall be valid or effective, and the issuer of these shares shall not be required to give any effect to any transfer or attempted transfer of these shares, including without limitation, a transfer by operation of law, unless (a) the issuer shall have received an opinion of its counsel that the shares may be

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      transferred without requirement of registration under said Act, or (b)
      there shall have been delivered to the issuer a 'no-action' letter from the staff of the Securities and Exchange Commission, or (c) the shares are registered under said Act."

            5. Non-Transferability. Neither the option hereby granted nor any rights thereunder or under this Agreement may be assigned, transferred or in any manner encumbered except by will or the laws of descent and distribution, and any attempted assignment, transfer, mortgage, pledge or encumbrance except as herein authorized, shall be void and of no effect. The option may be exercised during Optionee's lifetime only by him.

            6. Termination of Service. In the event of the termination of the Optionee's service as a director of the Company other than by death, disability or retirement, the option granted may be exercised in accordance with the following provisions:

                  (a) If Optionee resigns voluntarily prior to expiration of the term for which such director was elected, the option granted may be exercised at the times and to the extent the Committee shall determine in its discretion.

      (b) If Optionee has served one or more terms and is not reelected to serve an additional term, the option granted may be exercised in accordance with the provisions of Section 2 hereof.

            (c) If Optionee has served one or more terms and voluntarily determines not to stand for reelection, the option granted may be exercised in accordance with the provisions of Section 2 hereof, provided, however, that Optionee may exercise such option at any time within a period of three years following termination of service, but not after 10 years from the date of granting thereof.

            7. Death, Disability or Retirement of Optionee. In the event of the death, disability or retirement of Optionee during the term of this Agreement and while Optionee is serving as a director of the Company, the option granted may be exercised at the times and to the extent provided in Section 9 of the Plan.

            8. Shares Issued on Exercise of Option. It is the intention of the Company that on any exercise of this option it will transfer to Optionee shares of its authorized but unissued stock or transfer Treasury shares, or utilize any combination of Treasury shares and authorized but unissued shares, to satisfy its obligations to deliver shares on any exercise hereof.

            9. Committee Administration. This option has been granted pursuant to a determination made by the Committee, and such Committee or any successor or substitute committee authorized by the Board or the Board itself, subject to the express terms of this option, shall have plenary authority to interpret any provision of this option and to make any determinations necessary or advisable for the administration of this option and the exercise of the rights herein granted, and may waive or amend any provisions hereof in any manner not adversely affecting the rights granted to Optionee by the express terms hereof.

            10. Option Not An Incentive Stock Option. The option granted hereunder is not, and will not be treated as, an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended.

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            IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                        VALLEY NATIONAL GASES INCORPORATED

                                        By: ____________________________________
                                            James P. Hart
                                            President

                                        OPTIONEE
                                        ________________________________________
                                        Name: